MUNIYIELD
ARIZONA
FUND, INC.









FUND LOGO








Annual Report

October 31, 1995

Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

ASE Symbol
MZA

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.




MuniYield Arizona Fund, Inc.
Box 9011
Princeton, NJ
08543-9011











MuniYield Arizona Fund, Inc.


TO OUR SHAREHOLDERS


For the year ended October 31, 1995, the Common Stock of MuniYield Arizona Fund, Inc. earned $0.774 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 5.82%, based on a month-end net asset value of $13.29 per share. Over the same period, the total investment return on the Fund's Common Stock was +25.37%, based on a change in per share net asset value from $11.33 to $13.29, and assuming reinvestment of $0.774 per share income dividends.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +10.78%, based on a change in per share net asset value from $12.41 to $13.29, and assuming reinvestment of $0.404 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield of 3.76% for Series A and 3.61% for Series B.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or a national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.

Portfolio Strategy
For the fiscal year ended October 31, 1995, our portfolio strategy was essentially constructive. However, within this period there were a few months of volatility that we took advantage of to purchase bonds that we believed would better suit our optimistic outlook. We sought to anticipate shifts in investor sentiment, whether they were motivated by perceived changes in economic conditions or the belief that interest rates had gone too high. The Fund was positioned accordingly throughout the 12-month period to take full advantage of the declining interest rate environment.

The only constant throughout the 12-month period was that cash reserves were kept at minimum levels. This was done for two reasons:
First, to enhance income for the shareholders, and second, to keep reserves low out of concern of an extremely tight technical market for Arizona bonds. Compared to the prior 12 months, Arizona bond issuance declined 37%. Looking ahead, our strategy will continue to focus on seeking to provide an attractive total return and a generous level of tax-exempt income for our shareholders.

In Conclusion
We appreciate your ongoing interest in MuniYield Arizona Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(Walter C. O'Connor)
Walter C. O'Connor
Portfolio Manager



December 4, 1995




We are pleased to announce that Walter C. O'Connor is responsible for the day-to-day management of MuniYield Arizona Fund, Inc. Mr. O'Connor has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1993 as Vice President and Portfolio Manager, and was Assistant Vice President from 1991 to 1993. Prior thereto, he was Assistant Vice President with Prudential Securities from 1984 to 1991.





PROXY RESULTS
During the year ended October 31, 1995, MuniYield Arizona Fund II,
Inc. Common and Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on March 10, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
1. To approve or disapprove an Agreement and Plan of Reorganization
   (the "Agreement and Plan of Reorganization") contemplating the acquisition of substantially all of the assets of Arizona I by
   Arizona II, and the assumption of substantially all of the liabilities of Arizona I by Arizona II, in exchange solely for an equal aggregate value of shares of Common Stock of Arizona II
   ("Arizona II Common Stock") and shares of a newly-created series of
   Auction Market Preferred Stock of Arizona II ("Arizona II Series B
   AMPS") and a distribution of such Arizona II Common Stock to holders of Common Stock of Arizona I and such Arizona II Series B AMPS to the holders of Auction Market Preferred Stock of Arizona I in liquidation of Arizona I. A vote in favor of this proposal also will constitute a vote in favor of a liquidation and dissolution of
   Arizona I and a termination of its registration under the Investment
   Company Act of 1940:
         MuniYield Arizona Fund, Inc. Common Stock shareholders                    1,420,838        55,032          99,714
         MuniYield Arizona Fund, Inc. Preferred Stock shareholders                       542             0               4
         MuniYield Arizona Fund II, Inc. Common Stock shareholders                 1,063,967        26,481          37,206
         MuniYield Arizona Fund II, Inc. Preferred Stock shareholders                    320             0               0


                                                                                  Shares Voted    Shares Voted
                                                                                      For      Without Authority   Exceptions
2. To elect the Fund's Board of Directors: Herbert I. London, Robert
   R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel:
         MuniYield Arizona Fund, Inc., Common Stock shareholders                   1,607,535        76,656             321
         MuniYield Arizona Fund, Inc. Preferred Stock shareholders                       564             0               0
         MuniYield Arizona Fund II, Inc. Common Stock shareholders                 1,122,480        46,834               0
         MuniYield Arizona Fund II, Inc. Preferred Stock shareholders                    466             0               0

                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
3. To consider and act upon a proposal to ratify selection of
   Deloitte & Touche LLP as independent auditors of the Fund for its fiscal year ending October 31, 1995:

         MuniYield Arizona Fund, Inc. Common Stock shareholders                    1,600,224        25,885          58,403
         MuniYield Arizona Fund, Inc. Preferred Stock shareholders                       560             0               4
         MuniYield Arizona Fund II, Inc. Common Stock shareholders                 1,130,287        18,454          20,573
         MuniYield Arizona Fund II, Inc. Preferred Stock shareholders                    466             0               0




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT            Alternative Minimum Tax
               (subject to)
COP            Certificates of Participation
GO             General Obligation Bonds
IDA            Industrial Development Authority
LEVRRS         Leveraged Reverse Rate Securities
PCR            Pollution Control Revenue Bonds
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes
YCN            Yield Curve Notes



SCHEDULE OF INVESTMENTS                                                                                        (in Thousands)
S&P     Moody's     Face                                                                                              Value
Ratings Ratings    Amount                                           Issue                                           (Note 1a)

Arizona--86.0%
                            Arizona Educational Loan Marketing Corporation, Educational Loan Revenue Bonds, AMT:
NR*      A         $   700    Series B, 7% due 3/01/2002                                                             $   765
NR*      A           2,920    Series B, 7% due 3/01/2003                                                               3,175
NR*      A           1,000    Subordinate Series, 5.70% due 12/01/2008                                                   999

NR*      Aaa         1,970  Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds
                            (Saint Luke's Health System), 7.25% due 11/01/2003 (h)                                     2,314

AAA      Aaa           325  Arizona State Municipal Financing Program, COP, Series 34, 7.25% due 8/01/2009 (i)           389

                            Arizona State Power Authority, Power Resource Revenue Refunding Bonds
                            (Hoover Uprating Project) (a):
AAA      Aaa           900    5.375% due 10/01/2013                                                                      890
AAA      Aaa         1,725    5.25% due 10/01/2017                                                                     1,668

                            Arizona State Transportation Board, Highway Revenue Bonds (h):
AAA      Aaa         1,480    6% due 7/01/2000                                                                         1,592
AA       Aaa         1,500    Sub-Series A, 6.50% due 7/01/2001                                                        1,670

AAA      Aaa         4,500  Arizona State University, System Revenue Refunding Bonds, Series A, 5.50% due
                            7/01/2019 (a)                                                                              4,519

AA+      Aa          3,000  Arizona State Wastewater Management Authority, Wastewater Treatment Financial
                            Assistance Revenue Bonds, 6.80% due 7/01/2011                                              3,326

AAA      Aaa           605  Gilbert, Arizona, Projects of 1988, UT, Series C, 8.50% due 7/01/2005 (a)                    763

                            Glendale, Arizona, IDA, Educational Facilities Revenue Refunding Bonds
                            (American Graduate School International) (d):
AAA      NR*           500    7% due 7/01/2014                                                                           569
AAA      NR*           500    7.125% due 7/01/2020                                                                       570

AAA      Aaa         2,920  Maricopa County, Arizona, Alhambra Elementary School District Number 68 Refunding
                            Bonds, Series A, UT, 6.80% due 7/01/2011 (g)                                               3,253

AAA      Aaa         1,000  Maricopa County, Arizona, Chandler Unified School District Number 80 Refunding
                            Bonds, 6.25% due 7/01/2011 (c)                                                             1,098

AAA      Aaa         1,500  Maricopa County, Arizona, Gilbert Unified School District Number 41 Improvement
                            Bonds, Series C, UT, 6.10% due 7/01/2004(c)(h)                                             1,657

                            Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds
                            (Catholic Health Care West), Series A (a):
AAA      Aaa         5,500    5.625% due 7/01/2023                                                                     5,488
AAA      Aaa         2,400    Refunding, 5% due 7/01/2015                                                              2,232

                            Maricopa County, Arizona, IDA, Hospital Facility Revenue Refunding Bonds
                            (Samaritan Health Services Hospital), Series A (a):
AAA      Aaa           500    7% due 12/01/2013                                                                          559
AAA      Aaa         2,400    7% due 12/01/2016                                                                        2,839



SCHEDULE OF INVESTMENTS (continued)                                                                            (in Thousands)
S&P     Moody's     Face                                                                                              Value
Ratings Ratings    Amount                                           Issue                                           (Note 1a)

Arizona (concluded)
A1+      P1         $  100  Maricopa County, Arizona, PCR, Refunding (Arizona Public Service Co.), VRDN,
                            Series B, 3.90% due 5/01/2029 (b)                                                         $  100

                            Maricopa County, Arizona, Peoria Unified School District Number 11 Refunding Bonds:
AAA      Aaa         1,500    6.10% due 7/01/2010 (g)                                                                  1,586
AAA      Aaa         1,000    6.40% due 7/01/2010 (a)                                                                  1,078

AA       A1          1,245  Maricopa County, Arizona, Phoenix Elementary School District Number 001 Refunded
                            Bonds, UT, 6.60% due 7/01/2001 (h)                                                         1,385

AA       Aa          1,825  Maricopa County, Arizona, Scottsdale Unified School District Number 48 Improvement
                            Bonds, UT, 6.60% due 7/01/2012                                                             2,083

AAA      Aaa           500  Maricopa County, Arizona, Tempe Elementary School District Number 3 Refunding and
                            Improvement Bonds, UT, 7.50% due 7/01/2010 (c)                                               614

AAA      Aaa         2,700  Navajo County, Arizona, Pollution Control Corporation, Revenue Refunding Bonds
                            (Arizona Public Service Company), Series A, 5.875% due 8/15/2028 (g)                       2,715

                            Phoenix, Arizona, Civic Improvement Corporation, Wastewater System Lease Revenue
                            Refunding Bonds:
A        A1            500    5% due 7/01/2018                                                                           459
AAA      Aaa           500    5% due 7/01/2018 (a)                                                                       464

                            Phoenix, Arizona, Refunding Bonds, Series A, UT:
AA+      Aa          1,485    6% due 7/01/2011                                                                         1,588
AA+      Aa          2,250    5% due 7/01/2019                                                                         2,086

AAA      Aaa         1,000  Pima County, Arizona, Sewer Revenue Refunding Bonds, Series A, 5% due 7/01/2015(c)           943

AAA      Aaa         3,050  Pima County, Arizona, Tucson Unified School District Number 1 Refunding Bonds,
                            7.50% due 7/01/2009 (c)                                                                    3,735

AA       P1            700  Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont Mining Corporation), VRDN,
                            4% due 12/01/2009 (b)                                                                        700

                            Salt River Project, Arizona, Agricultural Improvement and Power District, Electric
                            System Revenue Bonds:
AA       Aa          1,420    Refunding, Series B, 5.25% due 1/01/2019                                                 1,335
AA       Aa          3,065    Series A, 6.50% due 1/01/2022                                                            3,297

AAA      Aaa         1,000  Scottsdale, Arizona, IDA, Hospital Revenue Bonds (Scottsdale Memorial Hospital),
                            5.25% due 9/01/2018 (g)                                                                      951

AA+      Aa            825  Tempe, Arizona, Refunding Bonds, UT, Series A, 5.35% due 7/01/2010                           824

AAA      Aaa         1,000  Tempe, Arizona, Unified High School District Number 213, Revenue Refunding and
                            Improvement Bonds, UT, 7% due 7/01/2008 (c)                                                1,165

AAA      Aaa         2,000  Tucson, Arizona, Local Development, Business Development Finance Corporation, Lease
                            Revenue Refunding Bonds, 6.25% due 7/01/2012 (c)                                           2,126

AAA      Aaa           500  Tucson, Arizona, Refunding Bonds, 4.90% due 7/01/2013 (c)                                    466

AAA      Aaa         1,000  Tucson, Arizona, UT, Series A, 5.375% due 7/01/2017 (a)                                      982

A+       A1          1,430  Tucson, Arizona, Water Revenue Refunding Bonds, 6.50% due 7/01/2016                        1,531

AAA      Aaa         3,000  University of Arizona Medical Center Corporation, Hospital Revenue Refunding Bonds,
                            5% due 7/01/2021 (a)                                                                       2,745

AA       A1          1,345  University of Arizona, University Revenue Refunding Bonds, 6.25% due 6/01/2011             1,424

SCHEDULE OF INVESTMENTS (concluded)                                                                            (in Thousands)
S&P     Moody's     Face                                                                                              Value
Ratings Ratings    Amount                                           Issue                                           (Note 1a)

Puerto Rico--12.1%
                            Puerto Rico Commonwealth, Aqueduct and Sewer Authority Revenue Bonds, Series A:
A        Baa1       $1,000    7.875% due 7/01/2017                                                                   $ 1,115
A        Baa1        1,500    7% due 7/01/2019                                                                         1,627

AAA      Aaa         2,000  Puerto Rico Commonwealth, GO, YCN, 7.792% due 7/01/2020 (e)(f)                             2,007

A1+      VMIG1++       400  Puerto Rico Commonwealth, Government Development Bank, Refunding Bonds, VRDN,
                            3.65% due 12/01/2015 (b)                                                                     400

A        Baa1          520  Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                            Bonds, Series T, 6.625% due 7/01/2018                                                        551

                            Puerto Rico Electric Power Authority, Power Revenue Bonds:
AAA      Aaa         2,000    LEVRRS, 7.988% due 7/01/2023 (e)(f)                                                      2,020
A-       Baa1          465    Refunding, Series N, 7.125% due 7/01/2014                                                  507
A-       Baa1        2,250    Series P, 7% due 7/01/2001 (h)                                                           2,578

Total Investments (Cost--$83,414)--98.1%                                                                              87,522

Other Assets Less Liabilities--1.9%                                                                                    1,663
                                                                                                                     -------
Net Assets--100.0%                                                                                                   $89,185
                                                                                                                     =======


(a)MBIA Insured.
(b)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(c)FGIC Insured.
(d)Connie Lee Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(f)FSA Insured.
(g)AMBAC Insured.
(h)Prerefunded.
(i)BIG Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at value (identified cost--$83,413,870) (Note 1a)                           $87,521,934
                    Cash                                                                                          66,441
                    Interest receivable                                                                        1,809,711
                    Deferred organization expenses (Note 1e)                                                      12,280
                    Prepaid expenses and other assets                                                              3,792
                                                                                                             -----------
                    Total assets                                                                              89,414,158
                                                                                                             -----------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                   $    74,169
                      Investment adviser (Note 2)                                                 7,298           81,467
                                                                                            -----------
                    Accrued expenses and other liabilities                                                       148,059
                                                                                                             -----------
                    Total liabilities                                                                            229,526
                                                                                                             -----------

Net Assets:         Net assets                                                                               $89,184,632
                                                                                                             ===========

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (1,212 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                                $30,300,000
                      Common Stock, par value $.10 per share (4,429,326
                      shares issued and outstanding)                                        $   442,933
                    Paid-in capital in excess of par                                         60,410,869
                    Undistributed investment income--net                                        306,862
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                 (6,384,096)
                    Unrealized appreciation on investments--net                               4,108,064
                                                                                            -----------
                    Total--Equivalent to $13.29 net asset value per
                    Common Stock (market price--$11.75)                                                       58,884,632
                                                                                                             -----------
                    Total capital                                                                            $89,184,632
                                                                                                             ===========

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                     For the Year Ended October 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                 $ 3,894,632
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                       $   331,002
                    Professional fees                                                            67,467
                    Commission fees (Note 4)                                                     59,368
                    Accounting services (Note 2)                                                 44,160
                    Printing and shareholder reports                                             43,148
                    Transfer agent fees                                                          34,523
                    Directors' fees and expenses                                                 23,723
                    Custodian fees                                                                7,530
                    Listing fees                                                                  6,187
                    Pricing fees                                                                  6,146
                    Amortization of organization expenses (Note 1e)                               5,105
                                                                                            -----------
                    Total expenses before reimbursement                                         628,359
                    Reimbursement of expenses (Note 2)                                         (264,802)
                                                                                            -----------
                    Total expenses after reimbursement                                                           363,557
                                                                                                             -----------
                    Investment income--net                                                                     3,531,075
                                                                                                             -----------

Realized &          Realized loss on investments--net                                                         (1,352,566)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                         7,081,388
(Loss) on                                                                                                    -----------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                     $ 9,259,897
(Notes 1b, 1d                                                                                                ===========
& 3):

Statements of Changes in Net Assets
                                                                                           For the Year Ended Oct. 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income--net                                                  $ 3,531,075      $ 1,829,657
                    Realized loss on investments--net                                        (1,352,566)      (1,485,923)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          7,081,388       (3,487,450)
                                                                                            -----------      -----------
                    Net increase (decrease) in net assets resulting from
                    operations                                                                9,259,897       (3,143,716)
                                                                                            -----------      -----------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (2,481,154)      (1,391,922)
(Note 1f):            Preferred Stock                                                          (875,977)        (309,713)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (3,357,131)      (1,701,635)
                                                                                            -----------      -----------

Capital Stock       Proceeds from issuance of Preferred Stock resulting from
Transactions        reorganization                                                           17,350,000               --
(Note 1e & 4):      Net proceeds from issuance of Common Stock resulting from
                    reorganization                                                           31,828,468               --
                    Proceeds from issuance of Preferred Stock                                        --       12,950,000
                    Offering and underwriting costs resulting from the issuance of
                    Preferrred Stock                                                                 --         (318,750)
                    Value of shares issued to Common Stock shareholders in
                    reinvestment of dividends                                                        --          811,846
                                                                                            -----------      -----------
                    Net increase in net assets derived from capital stock transactions       49,178,468       13,443,096
                                                                                            -----------      -----------

Net Assets:         Total increase in net assets                                             55,081,234        8,597,745
                    Beginning of year                                                        34,103,398       25,505,653
                                                                                            -----------      -----------
                    End of year*                                                            $89,184,632      $34,103,398
                                                                                            ===========      ===========

                   *Undistributed investment income--net                                    $   306,862      $   132,918
                                                                                            ===========      ===========

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 29,
from information provided in the financial statements.                                For the Year             1993++ to
                                                                                   Ended October 31,            Oct. 31,
Increase (Decrease) in Net Asset Value:                                            1995           1994            1993
Per Share           Net asset value, beginning of period                         $  11.33       $  14.11        $  14.18
Operating                                                                        --------       --------        --------
Performance:          Investment income--net                                         1.03           0.99              --
                      Realized and unrealized gain (loss) on
                      investments--net                                               2.01          (2.68)             --
                                                                                 --------       --------        --------
                    Total from investment operations                                 3.04          (1.69)             --
                                                                                 --------       --------        --------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                         (.77)          (.75)             --
                                                                                 --------       --------        --------
                    Capital charge resulting from issuance of
                    Common Stock                                                     (.05)            --            (.07)
                                                                                 --------       --------        --------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                       (.26)          (.17)             --
                      Capital charge resulting from issuance of
                      Preferred Stock                                                  --           (.17)             --
                                                                                 --------       --------        --------
                    Total effect of Preferred Stock activity                         (.26)          (.34)             --
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  13.29       $  11.33        $  14.11
                                                                                 ========       ========        ========
                    Market price per share, end of period                        $  11.75       $ 10.375        $  15.00
                                                                                 ========       ========        ========

Total Investment    Based on market price per share                                21.04%        (26.55%)           .00%+++
Return:**                                                                        ========       ========        ========
                    Based on net asset value per share                             25.37%        (14.73%)          (.49%)+++
                                                                                 ========       ========        ========

Ratios to Average   Expenses, net of reimbursement                                   .55%           .54%              --
Net Assets:***                                                                   ========       ========        ========
                    Expenses                                                         .95%          1.09%              --
                                                                                 ========       ========        ========
                    Investment income--net                                          5.33%          5.13%            .02%*
                                                                                 ========       ========        ========

Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                               $ 58,885       $ 21,153        $ 25,506
                                                                                 ========       ========        ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                               $ 30,300       $ 12,950              --
                                                                                 ========       ========        ========
                    Portfolio turnover                                             75.93%         80.03%              --
                                                                                 ========       ========        ========

Dividends Per       Series A--Investment income--net                             $    953       $    299              --
Share on            Series B--Investment income--net                                  551             --              --
Preferred Stock
Outstanding:


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on December 2, 1993
                    (Series A) and March 27, 1995 (Series B).
                 +++Aggregate total investment return.



                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund"), formerly known as MuniYield Arizona Fund II, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Common and Preferred Stock were charged to capital at the time of issuance.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets. For the year ended October 31, 1995, FAM earned fees of $331,002, of which $264,802 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $97,989,001 and $49,566,677, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                   Realized
                                    Gains         Unrealized
                                   (Losses)         Gains

Long-term investments            $(1,401,343)     $4,108,064
Financial futures contracts           48,777              --
                                 -----------      ----------
Total                            $(1,352,566)     $4,108,064
                                 ===========      ==========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $4,108,064, of which $4,301,274 related to appreci-ated securities and $193,210 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $83,413,870.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding increased by 2,562,283 pursuant to a plan of reorganization. At
October 31, 1995, shares issued and outstanding amounted to 4,429,326 and total paid-in capital amounted to $60,853,802.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1995 were as follows: Series A, 3.55% and Series B, 3.65%.

In addition, AMPS shares increased by 694 pursuant to a plan of reorganization. As a result, as of October 31, 1995, there were 1,212 AMPS shares authorized, issued and outstanding, with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $2,282.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of ranging from 0.25% to 0.375% calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $38,438 as commissions.

5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a capital loss carryforward of approximately $6,036,000, of which $2,708,000 expires in 2002 and $3,328,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


NOTES TO FINANCIAL STATEMENTS (concluded)


6. Acquisition of MuniYield Arizona Fund, Inc.:
On March 27, 1995, MuniYield Arizona Fund II, Inc. acquired all the net assets of MuniYield Arizona Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 2,562,283 Common Stock shares and 694 AMPS shares of MuniYield Arizona Fund II, Inc. for 2,519,982 Common Stock shares and 694 AMPS shares outstanding of MuniYield Arizona Fund, Inc. MuniYield Arizona Fund, Inc.'s net assets on that date of $49,394,460, including $507,137 of unrealized appreciation and $3,545,670 of accumulated net realized capital losses, were combined with those of MuniYield Arizona Fund II, Inc. The aggregate net assets of MuniYield Arizona Fund II, Inc. immediately after the acquisition amounted to $85,692,530. Subsequent to the acquisition, MuniYield Arizona Fund II, Inc. changed its name to MuniYield Arizona Fund, Inc.

7. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.067645 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
MuniYield Arizona Fund, Inc. (formerly MuniYield
Arizona Fund II, Inc.):

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Arizona Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period October 29, 1993 (commencement of oper-ations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Arizona Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 4, 1995
</AUDIT-REPORT>



PER SHARE INFORMATION (unaudited)

Per Share Selected Quarterly Financial Data*
                                                                                         Dividends/Distributions
                                         Net       Realized   Unrealized
                                      Investment    Gains       Gains         Net Investment Income      Capital Gains
For the Quarter                         Income     (Losses)    (Losses)       Common     Preferred    Common      Preferred
November 1, 1993 to January 31, 1994    $.23        $ .08       $  .55         $.13         $.03        --            --
February 1, 1994 to April 30, 1994       .26         (.06)        1.24          .22          .04        --            --
May 1, 1994 to July 31, 1994             .25         (.27)       (2.97)         .21          .05        --            --
August 1, 1994 to October 31, 1994       .25         (.56)        (.69)         .19          .05        --            --
November 1, 1994 to January 31, 1995     .26         (.63)        1.27          .19          .07        --            --
February 1, 1995 to April 30, 1995       .25         (.10)         .58          .18          .06        --            --
May 1, 1995 to July 31, 1995             .26         (.47)         .33          .20          .07        --            --
August 1, 1995 to October 31, 1995       .26          .54          .49          .20          .06        --            --


                                                    Net Asset Value                    Market Price**
For the Quarter                                   High             Low              High             Low           Volume***
November 1, 1993 to January 31, 1994             $14.67           $13.97           $15.00           $13.25           147
February 1, 1994 to April 30, 1994                14.61            11.57            14.50            12.00           131
May 1, 1994 to July 31, 1994                      12.97            11.81            13.50            11.50           119
August 1, 1994 to October 31, 1994                12.59            11.32            12.125            9.875          166
November 1, 1994 to January 31, 1995              11.96            10.24            11.625            9.25           212
February 1, 1995 to April 30, 1995                12.75            11.97            11.75            10.75           330
May 1, 1995 to July 31, 1995                      13.30            12.37            12.375           10.625          609
August 1, 1995 to October 31, 1995                13.39            12.54            12.25            11.50           313

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniYield Arizona Fund, Inc. during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.